UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 __________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2024

GPO PLUS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56286	37-1817132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

3571 E. Sunset Road, Suite 300 Las Vegas, Nevada	89120
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) 855-935-4769

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

  Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective as of October 21, 2024, Green Growth CPAs (“Green Growth”) were dismissed as the independent registered public accounting firm engaged to audit the financial statements of GPO Plus, Inc. (the “Company”). Also, on such date, the Company’s Board of Directors engaged Bush & Associates CPA, LLC (“Bush”), to serve as its independent registered public accounting firm to review its Quarterly Report on Form 10-Q for the quarter ended October 31, 2024, and for the fiscal year ending April 30, 2025.

The reports of Green Growth on the financial statements of the Company for the fiscal years ended April 30, 2024 and April 30, 2023, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included an explanatory paragraph with respect to the Company’s ability to continue as a going concern.

During the years ended April 30, 2024 and April 30, 2023, and the subsequent interim periods through the date of this report, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Green Growth on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Green Growth’s satisfaction, would have caused Green Growth to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

During the years ended April 30, 2024 and April 30, 2023, and through the date of this report, neither the Company nor anyone on its behalf has previously consulted with Bush regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Bush concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

The Company provided Green Growth with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Green Growth a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

16.1*	Letter of Green Growth CPAs Dated October 22, 2024.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GPO Plus, INC.

Date: October 28, 2024	By:	/s/ Brett H. Pojunis
Brett H. Pojunis, Chief Executive Officer

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